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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549





                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 14, 1998



                          MBLA FINANCIAL CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                       0-21482                 43-1637679
 (STATE OR OTHER JURISDICTION          (SEC FILE NO.)          (IRS EMPLOYER OR
      OF INCORPORATION)                                       IDENTIFCATION NO.)


      101 VINE STREET, MACON, MISSOURI                                63552
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (660) 385-2122


                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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                          MBLA FINANCIAL CORPORATION
                     INFORMATION TO BE INCLUDED IN REPORT



ITEM 5.     OTHER INFORMATION
            -----------------

                  On December 14, 1998, the Registrant  issued the press release attached hereto as Exhibit 21 and incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

            Exhibit 21 -- Press Release dated December 14, 1998.











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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                          MBLA FINANCIAL CORPORATION
                                          --------------------------
                                                 (Registrant)


                                       BY: /S/ JOHN T. NEER
                                          ---------------------------
                                          JOHN T. NEER
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER




Dated: December 14, 1998